              SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                       _______________


                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of Earliest Event Reported) - June 17, 1998


                       _______________


                     CYTOGEN CORPORATION
    (Exact name of registrant as specified in its charter)


   Delaware                   333-020015                 22-2322400
---------------         ---------------------           ------------
(State or other        (Commission File Number)        (IRS Employer
jurisdiction of                                      Identification No.)
Incorporation)



                600 College Road East
                        CN5308
                Princeton, New Jersey                          08540-5308
 ___________________________________________________         --------------
       (Address of principal executive offices)                 (Zip Code)





                               (609) 987-8200
                ______________________________________________
              (Registrant's telephone number, including area code)


                               _______________

                                Not applicable
           (Former name or address, if changed since last report)

Item 5.  Other Events.
         -------------

          On June 17, 1998, the Board of Directors of Cytogen Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Shares"), of the Company. The dividend is payable on June 30, 1998 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series C Junior Participating Preferred Stock of the Company, par value $.01 per share (the "Preferred Shares"), at a price of $20 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C. as Rights Agent (the "Rights Agent").

       Initially, the Rights will be attached to all Common
   Share certificates and no separate Rights certificates will be issued. Separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the earlier to occur of (i) a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 20% or more of the outstanding Common Shares or (ii) such date as may be determined by action of the Board of Directors of the Company, upon approval of a majority of the Continuing Directors (as defined below), following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being the "Distribution Date").

          The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be transferred with and only with the Common Shares, (ii) new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

          The Rights are not exercisable until the Distribution Date. The Rights will expire on June 19, 2008 (the "Expiration Date"), unless the Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

          If a person or group becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, Preferred Shares or other similar securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the existence of an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

          For example, at an exercise price of $20 per Right, each Right not owned by an Acquiring Person following an event set forth in the preceding paragraph would entitle its holder to purchase $40 worth of Common Shares (or other consideration, as noted above) for $20. Assuming a value of $10 per Common Share at such time, the holder of each valid Right would be entitled to purchase four Common Shares for $20.

          In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

          At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-thousandth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

          At any time prior to the existence of an Acquiring Person, the Board of Directors of the Company (upon the approval of a majority of the Continuing Directors) may redeem the Rights, in whole but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          The terms of the Rights may be amended by the Board of Directors of the Company (upon the approval of a majority of the Continuing Directors) without the consent of the holders of the Rights, except that from and after the existence of an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person).

          "Continuing Director" means a member of the Board of Directors, who is not an Acquiring Person or a representative or nominee of an Acquiring Person, and who either (i) was a member of the Board of Directors on the date of the Rights

   Agreement or (ii) subsequently became a member of the Board of Directors, and whose nomination for election or election to the Board of Directors was recommended or approved by a majority of the Continuing Directors then on the Board of Directors.

          The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are subject to adjustment under certain circumstances.

          Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one
   Common Share.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

          A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated June 22, 1998. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

          The foregoing summary does not purport to be complete and is qualified by reference to the full text of the Rights Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     (a)  Not applicable
     (b)  Not applicable
     (c)  Exhibit 1       Rights Agreement, dated as of June
                          19, 1998, between Cytogen
                          Corporation and ChaseMellon
                          Shareholder Services, L.L.C., as
                          Rights Agent.  The Rights Agreement
                          includes the Form of Certificate of
                          Designations of Series C Junior
                          Preferred Stock as Exhibit A, the
                          form of Rights Certificate as
                          Exhibit B and the Summary of Rights
                          as Exhibit C.

                            SIGNATURES

          Pursuant to the requirements of the Securities
   Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CYTOGEN CORPORATION

                                 By:  Donald F. Crane
                                      -----------------------
                                 Name:   Donald F. Crane
                                 Title:  Vice President and
                                         General Counsel


   Dated:  June 22, 1998

                             EXHIBIT INDEX



                                                        Sequentially
 Exhibit  No.        Description                        Numbered Page
 ------------        -----------                        -------------

      1             Rights Agreement, dated as of
                    June 19, 1998, between
                    Cytogen Corporation and
                    ChaseMellon Shareholder
                    Services, L.L.C., as Rights
                    Agent.  The Rights Agreement
                    includes the Form of
                    Certificate of Designations
                    of Series C Junior Preferred
                    Stock as Exhibit C, the form
                    of Rights Certificate as
                    Exhibit B and the Summary of
                    Rights as Exhibit C.                         7